                                  EXHIBIT 31

CERTIFICATION PURSUANT TO SECTION 302

I,  Andriy  Zinchuk,  Chief  Executive  Officer  and Chief Financial Officer of
Greenrock Ventures, Inc., certify that:

   1. I have reviewed the attached report on Form 10-Q.

   2. Based on my knowledge, this report does not  contain any untrue statement of a material fact or
      omit to state a material fact necessary to make  the  statements made, in light of the
      circumstances under which such statements were made, not  misleading with respect to the
      period covered by this report;

   3. Based  on  my  knowledge,  the financial statements, and other  financial information included in
      this  report, fairly present  in  all  material  respects  the  financial condition, results of operations
      and cash flows of the registrant as of, and for, the periods presented in this report;

   4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined
      in Exchange Act Rules) for the registrant and have:

   a) designed  such disclosure controls and procedures to ensure that material information relating to
      the registrant, including its consolidated subsidiaries, is made known to me by others within
      those entities,  particularly  during  the period in which this report is being prepared;

   b) designed  such  internal  control  over financial  reporting  to  provide reasonable assurance
      regarding the reliability of financial  reporting  and the preparation of financial statements for
      external  purposes  in  accordance  with  generally  accepted  accounting principles;

   c) evaluated the effectiveness of the registrant's disclosure  controls  and procedures and presented
      in  this  report my conclusions about the effectiveness of the disclosure controls and procedures,
      as of the end  of  the  period  covered  by  this  report  based  on such evaluations; and

   d) Disclosed  in this report any change in the registrant's internal control over financial reporting
      that occurred  during  the  registrant's  most recent fiscal quarter (the registrant's fourth fiscal
      quarter in the case of an annual report) that has materially affected, or is reasonably likely to
      materially  affect,  the  registrant's internal  control  over  financial reporting; and

   1. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit
      committee of registrant's board  of  directors (or persons performing the equivalent functions):

         a) all significant deficiencies in the design or operation of internal controls which could adversely
            affect the registrant's ability  to  record, process, summarize and report financial data and have
            identified for the registrant's auditors any material weaknesses in internal controls; and

         b) any  fraud, whether or not material, that  involves  management  or other employees who have a
            significant role in the registrant's internal controls.

Date: October 5, 2010                    By:   /s/ Andriy Zinchuk
                                               --------------------------------
                                               President and Director and
                                               Chief Financial Officer
                                               Principal Accounting Officer